We would like to take this time to welcome you to Additional Technical Support Inc. If you should have any questions regarding your assignment with us, please do not hesitate to contact one of our recruiting representatives.

Within this package there are very important documents which require your immediate attention and signature.

These documents are as follows:

1.	SERVICE VENDOR CONTRACT & OBLIGATIONS

2.	SERVICE INTELLECTUAL PROPERTY RIGHTS ASSIGNMENT & CONFIDENTIALITY AGREEMENT

3.	EMPLOYMENT ELIGIBILITY VERIFICATION FORM I-9** (Please return original copy to ATSI at 63 Nahatan Street, 2nd Floor, Norwood, MA 02062, we do not accept fax copies.) (Does not apply to Service Vendor)

4.	OSHA WRITTEN TRAINING PROGRAM

5.	PER DIEM QUESTIONNAIRE (If you will be receiving per diem)

Failure to return these executed documents during your first week on assignment would result in your second paycheck being held.

It is also required to phone in, email, or fax your hours weekly, by no later than Monday at 3:00 P.M., using one of the following phone numbers/email:

(800) 666-5601	(781) 551-6400 VoiceMail ext 501 or 502
Fax#: 877-379-0309
email: marti.canning@natljobs.com

Your cooperation on the above matters would be appreciated.

**In addition to completing Section 1 of the Employment Eligibility Verification Form, you must also include photocopies of eligibility and identification as listed in Section 2 on lower portion of form. Please read the instructions carefully.

SERVICE VENDOR CONTRACT AND OBLIGATIONS

Service Vendor Agrees:
1.
I will fill out an ATSI time card at the end of each week, printed in ink and signed by authorized client supervisor. Time cards must be received one week from week ending date or paycheck will be held.

2.	Assigned hours of client/company must be given to ATSI employee; I can call client supervisor if I am unable to work.
3.
A minimum of five (5) days must be given to ATSI if I decide to terminate my contract. Termination with ATSI automatically nullifies this agreement except for Paragraph 4 which shall remain in force for (6) months after termination.

4.	I shall not accept direct or temporary employment at client/company for a period of six (6) months after termination of employment with ATSI with ATSI’s written consent.
5.	I shall not receive compensation for lost time due to weather conditions unless client company arranges make-up time.
6.	I must report to the management of ATSI any injury or accident that I receive on client company premises within forty-eight (48) hours of said occurance.
7.	I will execute and return the Service Intellectual Property Rights Assignment and Confidentiality Agreement.
8.	I agree that assigned hours of client company must be observed. I will call client supervisor if I am unable to work.
9.
I agree that if I don’t return my Service Vendor Contract and Obligations, I-9 (Does not apply), and signed Service Intellectual Property Rights Assignment and Confidentiality Agreement, my second paycheck will be held until they are signed and returned to ATSI.

ATSI Agrees:
1.	To pay the hourly rate of $45.00per hour for the first forty (40) hours worked on this assignment each week.
2.	To pay overtime according to client company rules and regulations.
3.	The rate for all hours over (40) forty per week will be $67.50.

Service Vendor Relations:
Any grievances or problems incurred while at a Client Company should be reported to an ATSI Manager so that both parties may be satisfied.

Security:
If with the last six months you have held an Active Security Clearance, please inform ATSI. If need exists, we will process a new clearance or arrange for a transfer. Government security regulations must be adhered to on job assignments requiring security clearance.
I, the undersigned, have read and fully understand the information stated herein. I, also, agree that my total compensation package may vary from assignment to assignment. In addition, I understand that this is a temporary assignment, that neither ATSI nor client make any representation or guarantee concerning lengh of assignment or compensation.

SERVICE VENDOR SIGNATURE:	/s/ J. W. Ketner
DATE:	4-17-06
ATSI SIGNATURE:	/s/ illegible
DATE:	4-17-06

Again, welcome to Additional Technical Support, Inc.

Assignment commences:

■	Time:	7:30 am
■	Date:	4-17-06
■	Report To:	Chris Henry
■	Company:	Dassault Falcon Jet
3801 East 10th
Little Rock, AR 72202
On Site:

Pay Rate:  To pay the hourly rate of $45.00 per hour for the first forty (40) hours worked on this assignment each week. The rate for all hours worked over forty (40) per week will be $67.50.

Please contact the staff of ATSI upon your arrival at the Client's Site. *(800) 666 5601 *(781) 551-6400 Voicemail ext 501

Thank you.

Dear Employee: (NOT REQUIRED FOR SERVICE VENDOR)

In accordance with Immigration Reform and Control Act (IRCA) of 1986, each employee is required by law to complete Employment Eligibility Verification (Form I-9) within three days after hire.

You should complete Part 1 and return documents to establish Identity and Employment Eligibility (see Lists A-B-C in Part 2) to this office as part of your sign-up paperwork.

IF YOU ARE UNABLE TO PROVIDE DOCUMENTS WITHIN THREE DAYS AFTER HIRE, PROVIDE ATSI WITH A STATEMENT INDICATING THAT YOU ARE OBTAINING DOCUMENTATION AND WILL PROVIDE SAME WITHIN TWENTY-ONE (21) DAYS.

SERVICE VENDOR OBLIGATION

It is necessary for Additional Technical Support, Inc. to have the following information so that we may contact you in case of emergency or important messages.

Please complete and return the top section of this notice with your first time card.

SERVICE VENDOR NAME: Ketner Global Investments Inc.
SERVICE VENDOR EIN: 20-4130012	CLIENT CO.TEL. NO. 1-800-280-8192
TEMPORARY HOME TEL. NO: 1-501-231-7977
SERVICE VENDOR EXTENSION: 1-501-301-2364
SUPERVISOR'S NAME & EXTENSION: James Wesley Ketner

1.	Remember to MAIL IN YOUR TIME CARD at the end of workweek. You will not receive your check until we have received a signed time card.
2.	Checks will be mailed out on Wednesday unless you request us to hold your check in our office. If a holiday falls on a Monday, and ATSI is closed, checks will be delayed until Thursday.
3.	On completion of assignment, employee must notify Additional Technical Support, Inc. immediately.

Additional Technical Support, Inc.
63 Nahatan Street, Suite 300, P O Box 918 Norwood, MA 02062 (800) 666-5601 (781) 551-6400 Fax (800) 695-5601

April 17, 2006

Ketner Global Investments, Inc.
James Ketner Pres/CEO/Chairman
1100 North University Avenue
Suite 135
Little Rock, Arkansas 72207

Additional Technical Support, Inc.
61 Nahatan Street
P O Box 918 Norwood, MA 02062

Dear James Wesley Ketner:

This letter acknowledges that ATSI has made an offer of service to be performed at Dassault Falcon Jet. This offer is to start services on 4-17-06 at the hourly rate of $____  _  per hour for the first forty (40) hours worked on this assignment each week. The rate for all hours worked over forty (40) each week will be $                 per hour. The service that is being performed is CATIA Design Engineer.

I, James Wesley Ketner,of Ketner Global Investments Inc.have accepted the offer of service, have agreed to sign and return all required documentation to ATSI, and agreed to begin services on 4-17-06, and to finish my assignment as an service vendor for ATSI.

ATSI agrees to deal fairly and in good faith with the Ketner Global Investments Inc. under this Agreement, and Massachusetts shall have full power to enforce the same as between the parties in accordance with its laws.

This agreement as staged above is an official offer of services. Please sign below to bind said contract.

/s/ J. W. Ketner	/s/ illegible

Service Vendor Name	ATSI Representative
Ketner Global Investments
J.W. Ketner Pres/CEO/Chairman

Additional Technical Support, Inc.
63 Nahatan Street, Suite 300, P O Box 918 Norwood, MA 02062 (800) 666-5601 (781) 551-6400 Fax (800) 695-5601

CONFIDENTIAL RATE DISCLOSURE AGREEMENT

Ketner Global Investments, Inc. recognizes that it is a service vendor of Additional Technical Support, Inc., and Ketner Global Investments, Inc. will not disclose my pay rate to any Client Employee or Client Contractor or Service Vendor during the duration of my assignment. Disclosing rate information may be cause for immediate termination from any assignment at any Client Location. Any pay rate inquiries should be referred to the ATSI Representative.

/s/ J. W. Ketner	4-17-06
Service Vendor Name	Date
Ketner Global Investments
J.W. Ketner Pres/CEO/Chairman